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                                                                   Exhibit 23.5


                         CONSENT OF INDEPENDENT AUDITOR


Casmyn Corp:

I consent to the use in this Registration of Casmyn Corp. on Form S-1 of my report dated May 3, 1996, appearing in the Prospectus, which is part of such Registration Statement, on the financial statements of WestAmerica Investment Company, and to the reference to me under the heading "Experts" in such Prospectus.



GEORGE BRENNER, CERTIFIED PUBLIC ACCOUNTANT


Beverly Hills, California
July 17, 1996

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